AQUILA ROCKY MOUNTAIN EQUITY FUND

              Supplement to the Statement of Additional Information
                              Dated April 30, 2003
                    As previously supplemented June 11, 2003

     The following table replaces the current table under the caption "Underwriting Commissions." It incorporates changes in the column headed "Commissions as Percentage of Offering Price."

                                                              Commissions
                           Sales Charge as                    as
                           Percentage of Public               Percentage of
Amount of Purchase         Offering Price                     Offering Price

Less than $10,000          4.25%                              3.75%

$10,000 but less
than $25,000               4.00%                              3.50%

$25,000 but less
than $50,000               3.75%                              3.50%

$50,000 but less
than $100,000              3.50%                              3.25%

$100,000 but less
than $250,000              3.25%                              3.00%

$250,000 but less
than $500,000              3.00%                              2.75%

$500,000 but less
than $1,000,000            2.50%                              2.25%



                  The date of this supplement is June 19, 2003